SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  October 6, 2004

UPFC Auto Receivables Trust 2004-A

ACE SECURITIES CORP.
(Exact name of registrant as specified in its charter)
Delaware	333-110039	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6525 Morrison Boulevard, Suite 318 Charlotte, North Carolina 28211
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Amended & Restated Trust Agreement, between ACE Securities Corp. and Wells Fargo Delaware Trust Company, dated August 31, 2004.

1.2

Indenture, between the Trust and Deutsche Bank Trust Company Americas, dated as August 31, 2004.

1.3

Sale and Servicing Agreement, among the Trust, ACE Securities Corp., United Auto Credit Corporation. and Deutsche Bank Trust Company Americas, dated as of August 31, 2004.

1.4

Sale Agreement, among United Auto Credit Corporation and UPFC Auto Receivables Corp., dated September 15, 2004.

1.5       Purchase Agreement, among UPFC Auto Receivables Corp. and Ace Securities Corp., dated September 15, 2004.

1.6

Underwriting Agreement among Ace Securities Corp. and Deutsche Bank Securities Inc., dated September 15, 2004.

1.7

Spread Account Agreement among the Trust and Ambac Assurance Corporation, dated September 22, 2004.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE Securities Corp.

By: /s/ Evelyn Echevarria

Name: Evelyn Echevarria

Title: Vice President

Dated:  October 6, 2004

EXHIBIT INDEX

    Exhibit No.

Description

1.1

Amended & Restated Trust Agreement, between ACE Securities Corp. and Wells Fargo Delaware Trust Company, dated September 22, 2004.

1.2

Indenture, between the Trust and Deutsche Bank Trust Company Americas, dated as August 31, 2004.

1.3

Sale and Servicing Agreement, among the Trust, ACE Securities Corp., United Auto Credit Corporation. and Deutsche Bank Trust Company Americas, dated as of August 31, 2004.

1.4

Sale Agreement, among [_______________] and [________________], dated September 15, 2004.

1.5

Purchase Agreement, among [_______________] and [________________], dated September 15, 2004.

1.6

Underwriting Agreement among Ace Securities Corp. and Deutsche Bank Securities Inc., dated September 15, 2004.

1.7

Spread Account Agreement among the Trust and Ambac Assurance Corporation, dated September 22, 2004.